SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 24, 2002

BSB BANCORP, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-17177	16-1327860

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

58-68 Exchange Street, Binghamton, New York 13901

(Address of principal executive offices)

Registrant’s telephone number, including area code:  (607) 779-2525

Not Applicable

(Former name or former address, if changed since last report)

Item 5.    Other Events.

On October 24, 2002, BSB Bancorp, Inc. (“BSB Bancorp”) issued a press release describing its results of operations for the third quarter of 2002 and announcing a new stock repurchase program providing for the repurchase of up to 5 percent of BSB Bancorp’s currently issued and outstanding shares of common stock. That press release is filed as Exhibit 99.1 to this report. On October 25, 2002, BSB Bancorp held an analyst conference call during which BSB Bancorp discussed its third quarter results. The text of management’s presentation for that call is filed as Exhibit 99.2 to this report.

Item 7.    Financial Statements and Exhibits.

(a)    Not applicable.

(b)    Not applicable.

(c)    Exhibits.

Exhibit No.	Description

99.1	Press release, dated October 24, 2002.

99.2	Text of management’s presentation during analyst conference call held October 25, 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BSB BANCORP, INC.
(Registrant)

/S/ LARRY G. DENNISTON
Larry G. Denniston
Senior Vice President and Corporate Secretary

Date:  October 29, 2002

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release, dated October 24, 2002.

99.2	Text of management’s presentation during analyst conference call held October 25, 2002.